United States District Court

SOUTHERN DISTRICT OF NEW YORK

JUDGMENT NO. 12, 1260 DOCKET NO. 12-cv-1847-JPO-MHD

THE PRESIDENT OF THE UNITED STATES OF AMERICA
To the Marshal of the Southern District of New York, GREETING:

YOU ARE COMMANDED, that of the goods and chattels of Mr. Vardan Ayvazian (alternately spelled Vardan Ayvazyan in English and in the Armenian language spelled as Վարդան Այվազյան) with a legal address of 10 Alex Manukyan Street, Yerevan Armenia with an additional legal address at Building 22 Block 6 Apartment 16 Charenstavan, Kotaik Region, Armenia and holding funds at institutions including HSBC Bank (accounts originating in Armenian and Bermuda branches)

in your district you cause to be made the sum of Thirty Seven Million Five Hundred Thirty Seven Thousand Nine Hundred Seventy Eight dollars and Two cents, ($ 37,537,978.02)

which lately in the United States District Court of the United States for the Southern District of New York, in the Second Circuit, Global Gold Mining, LLC of 555 Theodore Fremd Avenue, Rye, NY 10528

recovered against the said Vardan Ayvazian

in an action between Global Gold Mining, LLC,
PLAINTIFF and Vardan Ayvazian
DEFENDANT, in favor of said PLAINTIFF, Global Gold Mining, LLC
as appears by the record filed in the Clerk's Office of said District Court on the 11 day
of ~~September~~ July, in the year of 2012

and if sufficient personal property of the said judgment debtor cannot be found in your District, that then you cause the same to be made out of the real property belonging to such judgment debtor on the above-mentioned day, or at any time thereafter, in whose hands soever the same may be, and return this execution within sixty days after its receipt by you, to the Clerk of said District Court.

WITNESS, the Honorable Loretta A. Preska, Chief Judge of the United States District Court, for the Southern District of New York, at the City of New York, on the 5 day of September in the year of our Lord 2012, and of the Independence of the United States the two hundred thirty-sixth year.

CLERK

United States District Court

SOUTHERN DISTRICT OF NEW YORK

JUDGMENT NO. 12, 1260 DOCKET NO. 12-cv-1847-JPO-MHD

THE PRESIDENT OF THE UNITED STATES OF AMERICA

To the Marshal of the Southern District of New York, GREETING:

YOU ARE COMMANDED, that of the goods and chattels of Mr. Vardan Ayvazian (alternately spelled Vardan Ayvazyan in English and in the Armenian language spelled as Վարդան Այվազյան) with a legal address of 10 Alex Manukyan Street, Yerevan Armenia with an additional legal address at Building 22 Block 6 Apartment 16 Charenstavan, Kotaik Region, Armenia and holding funds at institutions including HSBC Bank (accounts originating in Armenian and Bermuda branches)

in your district you cause to be made the sum of Thirty Seven Million Five Hundred Thirty Seven Thousand Nine Hundred Seventy Eight dollars and Two cents, ($ 37,537,978.02)

which lately in the United States District Court of the United States for the Southern District of New York, in the Second Circuit, Global Gold Mining, LLC of 555 Theodore Fremd Avenue, Rye, NY 10528

recovered against the said Vardan Ayvazian

in an action between Global Gold Mining, LLC,
PLAINTIFF and Vardan Ayvazian
DEFENDANT, in favor of said PLAINTIFF, Global Gold Mining, LLC
as appears by the record filed in the Clerk's Office of said District Court on the 11 day
of ~~September~~ July, in the year of 2012

and if sufficient personal property of the said judgment debtor cannot be found in your District, that then you cause the same to be made out of the real property belonging to such judgment debtor on the above-mentioned day, or at any time thereafter, in whose hands soever the same may be, and return this execution within sixty days after its receipt by you, to the Clerk of said District Court.

WITNESS, the Honorable Loretta A. Preska, Chief Judge of the United States District Court, for the Southern District of New York, at the City of New York, on the 5 day of September in the year of our Lord 2012, and of the Independence of the United States the two hundred thirty-sixth year.

CLERK

SDNY Web 6/2009